Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the transition report of United American Healthcare Corporation (the “Company”) on Form 10-KT for the transition period from July 1, 2013 to December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert T. Sullivan, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: April 11, 2014

By:	/s/ Robert T. Sullivan
Chief Financial Officer, Secretary and Treasurer
(principal financial officer and accounting officer)